STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 2000

PHOTO OF: HANDS ON GLOBE.

STEIN ROE INTERNATIONAL EQUITY FUND

PACIFIC REGION FUND

           ASIA PACIFIC FUND

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

CONTENTS
----------------------------------------------------------------------
From the President................................................   1

   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary...............................................   2

Questions & Answers...............................................   3

   An interview with Your Fund's Portfolio Managers

Fund Highlights...................................................   6

Portfolio of Investments..........................................   8

   A complete list of investments with market values

Financial Statements..............................................   12

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   15

Financial Highlights..............................................   19

   Selected per-share data

Report of Independent
Accountants.......................................................   20







                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
It was a good year for the Stein Roe Asia Pacific Fund. I am pleased to present this fiscal year 2000 Annual Report and to report that the Fund outperformed its benchmark, the Morgan Stanley Capital International Pacific Index (the MSCI Pacific Index), by a wide margin. For the 12 months ended September 30, 2000 the Fund delivered a positive total return of 13.97% while the MSCI Pacific Index declined 1.37% during the same period.
   Many Asian markets performed superbly in 1999, as nations across the Pacific Basin marched toward economic recovery for the first time since the financial crisis of mid-1998. By early 2000, valuations in many markets had sprinted far ahead of fundamental company strengths, triggering a correction much like the one that occurred in U.S. markets in March 2000. Despite the accelerating economic growth in the region, the summer quarter proved no friendlier to the Asian markets.
   The recent downturn notwithstanding, we believe the situation in Asia is much improved over where it stood two years ago.
A pronounced trend toward deregulation and the opening of markets throughout the region should bode well for economic expansion, though the extent and sustainability of economic recovery will likely vary from country to country.
   The changes in the region could also bode well for the Fund, since they present your Fund's managers with new and more varied opportunities for investment.
   Take a look at the report inside for a more detailed discussion on the economic and market factors that affected the Fund's performance. Portfolio managers David Smith and Chris Legallet are especially positive about the investment possibilities in Greater China and Japan, and they review the strategies used to help the Fund achieve a double-digit, positive return during the past year.
   Thank you for choosing the Stein Roe Asia Pacific Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,


   /S/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 20, 2000


Photo of: Stephen E. Gibson

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIOD ENDED SEPTEMBER 30, 2000

                                                             ONE         LIFE
                                                             YEAR       OF FUND
--------------------------------------------------------------------------------
Stein Roe Asia Pacific Fund*                                 13.97%     36.26%
MSCI Pacific Index                                           (1.37)%      N/A
MSCI EAFE Index                                               3.18%       N/A
--------------------------------------------------------------------------------
* The inception of the Fund was 10/19/98.



INVESTMENT COMPARISON
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT October 19, 1998 to September 30, 2000

--------------------------------------------------------------------------------
STEIN ROE ASIA PACIFIC FUND


Line Chart:
         STEIN ROE
         ASIA              MSCI
         PACIFIC  MSCI     PACIFIC
         FUND     EAFE     INDEX
10/19/98 10000    10000    10000
         10110    10000    10000
         10490    10335    10278
12/31/98 10730    10369    10352
         10300    10014    10149
         10440    10276    11428
3/31/99  11541    10740    12191
         13481    10217    11465
         12931    10783    12519
6/30/99  14851    10977    13472
         15301    10986    13335
         15841    10927    13949
9/30/99  16031    11298    14489
         17031    11974    15208
         19511    13355    16201
12/31/99 21999    12234    15419
         20331    12719    15081
         20833    12862    16127
3/31/00  21379    11938    15007
         19493    11640    14135
         18010    11666    15225
6/30/00  19635    11293    13775
         19079    11352    14525
         19329    10800    13759
9/30/00  18269    10800    13759


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made on October 19, 1998 (October 31, 1998 for the indices), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index and MSCI Pacific Index are an unmanaged group of securities that differs from the composition of any Stein Roe Fund; they are not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

QUESTIONS & ANSWERS
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAVID SMITH AND CHRIS LEGALLET, PORTFOLIO MANAGERS
OF THE STEIN ROE ASIA PACIFIC FUND

Q: HOW DID THE STEIN ROE ASIA PACIFIC FUND PERFORM DURING THE 2000 FISCAL YEAR?

A. We are pleased with the Fund's performance for the 12 months ended September 30, 2000. Its positive one-year total return of 13.97% was considerably better than the 1.37% decline for its benchmark, the MSCI Pacific Index.

Q: TO WHAT DO YOU ATTRIBUTE THE FUND'S SUPERIOR PERFORMANCE?

A. The Fund clearly benefited from a relatively high concentration in equities from Greater China (47.3% of net assets), an area that includes Mainland China, Hong Kong and Macao. Hong Kong's market, the Hang Seng, has generally been Asia's safe haven in times of economic or market uncertainty, so it fared better than most in the turmoil of the past six months. The outperformance also Q&A Continued is attributable to an underweighting in Japanese stocks during the latter half of the year.

photos of: Chris Legallet and David Smith

Q: WHY DID YOU FOCUS ON GREATER CHINA IN SELECTING SECURITIES?
A. As bottom-up managers, we focus primarily on a company's fundamentals, and less on specific countries or markets. We're looking for exceptional individual investment possibilities, and since the capital markets of Greater China are evolving, a wealth of new investment opportunities has been created there.
   For example, we have been long-time fans of China Mobile (4.1% of net assets). It is the largest wireless operator in China and, with more than 180 million potential customers in China's urban centers, seems well on its way to becoming one of the largest wireless communications companies in the world. Wireless communication is the de facto standard for telecommunications in China, and the company has been steadily generating profits.
   Another holding we have been quite enthusiastic about is Li & Fung (4.8% of net assets), the modern-day incarnation of an old-line China trading company. Riding the trend toward

Q&A CONTINUED
--------------------------------------------------------------------------------
outsourcing, a new generation of owners has transformed the firm from an old-fashioned import/export business into a wholesale manufacturing contractor for companies as varied as Home Depot and GAP. Li & Fung contracts with third-party producers to manufacture and deliver quality, well-priced and ethically produced goods to retailers on a timely basis. The business requires little capital outlay for Li & Fung, yet has been generating a steady stream of cash from service fees.

Q: ALTHOUGH YOU USE A BOTTOM-UP APPROACH, HAVE ANY SIGNIFICANT ECONOMIC DEVELOPMENTS INFLUENCED YOUR INVESTMENT SELECTIONS?
A. Yes. A 'micro-recovery' has been unfolding in Japan. Inaction by the Japanese government has hindered the growth opportunities for stocks we would normally have added to the portfolio. Although corporate profits have expanded at rates we have not seen in years, perhaps a decade, the economy has not gained strength as rapidly and has struggled to move into positive territory. A major reason has been the government's reluctance to embrace new policies or, putting it another way, clinging to old-style fiscal policies that attempt to keep the economy afloat by pumping money into public projects and infrastructure. These policies and the likely results (e.g., rising national debt), plus a change in government leadership that raised many questions, have dampened investor enthusiasm for Japanese stocks.
     As a result, we identified what we believe to be better growth opportunities elsewhere in the region, so we sold our position in Softbank International, the Japanese holding company that invests primarily in Internet-related businesses. Though its long-term prospects remain attractive, we felt the stock was too highly priced to withstand the worldwide downturn in technology stocks or the near-term problems in the Japanese stock market.

Q: WHAT ARE YOUR VIEWS ON OTHER COUNTRIES IN ASIA?
A. In our view, ineffectual governments hamper the Taiwanese and Korean markets. Moreover, these stock markets are heavily weighted in technology shares and plagued by concerns over a global slowdown in personal computer and telecom equipment sales. As for the markets comprising the Association of Southeast Asian Nations, the appropriate word might be "shipwrecked." Markets in the Philippines, Malaysia and Indonesia have all been struggling against a tide of poor monetary and fiscal policies.

Q&A CONTINUED
--------------------------------------------------------------------------------
Q: WHAT IS YOUR OUTLOOK FOR THE PACIFIC BASIN NATIONS?
A. We fully expect the uncertainty in the U.S. stock market and economy to put a damper on Asian markets in the short run. However, Asian markets should eventually break loose, simply because of the region's economic growth. Analysts predict an 8% rate of increase in China's gross domestic product, and as we have mentioned, we believe strong corporate profits and earnings will put Japan on the right track in the long run. At the same time, markets in Asia are still considerably undervalued, while it can be argued that equities in the United States remain overvalued, in spite of the general decline since March 2000. The bottom line: We believe the worst of the Asian financial crisis is behind us and that the opportunities for investment in high-quality companies will likely improve as we advance into fiscal 2001.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Foreign investments involve market, political and currency risks not generally associated with domestic securities. Emerging market investing also involves these risks, and emerging market equities are generally more volatile and less liquid than securities in either the U.S. or countries with established equity markets.

FUND HIGHLIGHTS As of September 30, 2000
================================================================================

                           STEIN ROE ASIA PACIFIC FUND
--------------------------------------------------------------------------------

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

HSBC Holdings              5.2%     Sun Hung Kai Properties Ltd        3.6%
Li & Fung Ltd              4.8%     Cheung Kong Hldg                   3.4%
Hong Kong & China Gas      4.6%     United Microelectronics            3.0%
Hutchison Whampoa Ltd      4.4%     Matsushita Communication Ind       2.5%
China Mobile               4.1%     Park 24 Co Ltd                     2.4%

================================================================================
                           EQUITY PORTFOLIO HIGHLIGHTS

                                                                      MSCI EAFE
                                                    PORTFOLIO           INDEX
                                                --------------------------------
Number of Holdings                                       61             923
Dollar Weighted Median
  Market Capitalization ($Mil.)                     8,099.4        35,888.8

================================================================================

FUND HIGHLIGHTS As of September 30, 2000 CONTINUED
================================================================================

                            ECONOMIC SECTOR BREAKDOWN

          Equity Portfolio                         MSCI EAFE Index
--------------------------------------------------------------------------------
Capital Goods 13.14%                           Basic Materials 4.23%
Communications Services 8.42%                  Capiatl Goods 7.91%
Consumer Cyclical 19.36%                       Communications Services 10.97%
Consumer Staples 11.26%                        Consumer Cyclical 10.6%
Energy 2.13%                                   Consumer Staples 10.79%
Financial 24.3%                                Energy 5.87%
Health Care 1.28%                              Financial 23.43%
Technology 13.71%                              Health Care 8.67%
Utilities 6.4%                                 Industrial 12.33%
                                               Transport 2.03%
                                               Utilities  3%
                                               Unclassifed Other 0.17%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                ASSET ALLOCATION

         September 30, 1999                           September 30, 2000

pie chart:                                        pie chart:
Equities  95.7%                                   Equities  97.3%
Cash Equivalent & Other 4.3%                      Cash Equivalent & Other 2.7%





--------------------------------------------------------------------------------
                               COUNTRY ALLOCATION
          Equity Portfolio    (% Total Investments)     MSCI EAFE Index


map: eastern hemisphere                              map: eastern hemisphere
China - 4.3%                                         Japan - 26.3%
Hong Kong - 44.4%                                    United Kingdom - 20.9%
Singapore - 9.7%                                     France - 11.2%
Taiwan - 3.1%                                        Australia - 2.7%
South Korea - 4.1%                                   Hong Kong - 2.1%
Australia - 0.6%                                     Singapore - 1.0%
Japan - 33.8%                                        Other - 35.8%

INVESTMENT PORTFOLIO
Portfolio of Investments
September 30, 2000 (In thousands)


COMMON STOCKS - 97.3%                         COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 0.4%
   SPECIAL TRADE CONTRACTORS
   Zhejiang Expressway Co., Ltd., Class H          HK           126     $     21
                                                                        --------

FINANCE, INSURANCE &REALESTATE - 32.1%
   DEPOSITORY INSTITUTIONS - 12.4%
   Dah Sing Financial...................           HK           24           120
   DBS Group Holding Ltd................           Si           11           121
   HSBC Holdings PLC (b)................           HK           19           274
   Hang Seng Bank Ltd...................           HK            6            65
   Suruga Bank, Ltd.....................           Ja            5            74
                                                                        --------
                                                                             654
                                                                        --------
   FINANCIAL SERVICES - 1.1%
   Aeon Credit Service Co., Ltd.........           Ja          (c)            24
   Orix Corp............................           Ja          (c)            36
                                                                        --------
                                                                              60
                                                                        --------
   HOLDING COMPANIES - 8.7%
   Citic Pacific Ltd....................           HK           30           129
   Hutchison Whampoa Ltd................           HK           18           234
   Singapore Technologies Engineering Ltd.         Si           66            98
                                                                        --------
                                                                             461
                                                                        --------
   NONDEPOSITORY CREDIT INSTITUTIONS - 1.4%
   Aiful Corp...........................           Ja          (c)            43
   Takefuji Corp........................           Ja          (c)            33
                                                                        --------
                                                                              76
                                                                        --------
   REAL ESTATE - 8.5%
   Cheung Kong Holdings Ltd.............           HK           15           181
   City Developments Ltd................           Si           16            78
   Sun Hung Kai Properties Ltd..........           HK           20           189
                                                                        --------
                                                                             448
                                                                        --------
MANUFACTURING - 21.5%
   CHEMICALS & ALLIED PRODUCTS - 1.3%
   Takeda Chemical Industries Ltd.......           Ja            1            66
                                                                        --------

   COMMUNICATIONS EQUIPMENT - 4.5%
   Matsushita Communication Industrial Co.        Ja             1           135
   Sony Corp............................           Ja            1           101
                                                                        --------
                                                                             236
                                                                        --------
   ELECTRICAL INDUSTRIAL EQUIPMENT - 1.2%
   Sodick Co., Ltd. (a).................           Ja           10            65
                                                                        --------

   ELECTRONIC & ELECTRICAL EQUIPMENT - 1.5%
   Pioneer Electronic Corp..............           Ja            2            81
                                                                        --------

See notes to investment portfolio.

INVESTMENT PORTFOLIO  Continued
--------------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)                   COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   ELECTRONIC COMPONENTS - 6.1%
   Kyocera Corp.........................           Ja            1        $  122
   Murata Manufacturing Co., Ltd........           Ja            1            96
   Samsung Electronics..................           Ko          (c)            54
   Samsung Electronics GDS (e)..........           Ko            1            51
                                                                        --------
                                                                             323
                                                                        --------
   FOOD & KINDRED PRODUCTS - 0.9%
   Ito En, Ltd..........................           Ja            1            48
                                                                        --------

   MACHINERY & COMPUTER EQUIPMENT - 2.6%
   Canon, Inc...........................           Ja            1            44
   Fujitsu Ltd..........................           Ja            2            46
   Union Tool Co........................           Ja            1            46
                                                                        --------
                                                                             136
                                                                        --------
   MEASURING & ANALYZING INSTRUMENTS - 1.8%
   China Hong Kong Photo Products
   Holdings, Ltd........................           HK         230             21
   Keyence Corp.........................           Ja          (c)            35
   Venture Manufacturing (Singapore) Ltd.          Si           4             39
                                                                        --------
                                                                              95
                                                                        --------
   PRINTING & PUBLISHING - 1.6%
   Singapore Press Holdings Ltd.........           Si            6            87
                                                                        --------

MINING&ENERGY - 2.1%
   OIL & GAS EXTRACTION
   PetroChina Co., Ltd. Class H.........           HK          540           110
                                                                        --------

RETAIL TRADE - 9.6%
   APPAREL & ACCESSORY STORES - 3.3%
   Esprit Holdings Ltd..................           HK           68            56
   Giordano International Ltd...........           HK          202           117
                                                                        --------
                                                                             173
                                                                        --------

   GENERAL MERCHANDISE STORES - 1.9%
   Don Quijote Co., Ltd.................           Ja            1            73
   Ryohin Keikaku Co., Ltd..............           Ja          (c)            31
                                                                        --------
                                                                             104
                                                                        --------
   MISCELLANEOUS RETAIL - 3.8%
   Foster's Brewing Group Ltd...........           Au           13            31
   Matsumotokiyoshi.....................           Ja            1            68
   Yamada Denki Co., Ltd................           Ja            1           101
                                                                        --------
                                                                             200
                                                                        --------
   RESTAURANTS - 0.6%
   Cafe De Coral Holdings Ltd...........           HK           93            33
                                                                        --------

SERVICES - 9.2%
   AMUSEMENT & RECREATION - 0.4%
   People Co., Ltd......................           Ja          (c)            22
                                                                        --------

   AUTO REPAIR, RENTAL & PARKING - 2.4%
   Park24 Co., Ltd......................           Ja            1           129
                                                                        --------

See notes to investment portfolio.

INVESTMENT PORTFOLIO  Continued
--------------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)                   COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
SERVICES - CONT.
   BUSINESS SERVICES - 0.4%
   Oracle Corp. Japan...................           Ja          (c)         $  23
                                                                        --------

   COMPUTER RELATED SERVICES - 3.0%
   Bellsystem24, Inc....................           Ja          (c)            47
   Datacraft Asia Ltd...................           Si           10            79
   Fujitsu Support & Services, Inc......           Ja          (c)            24
   SINA.com (a).........................           HK          (c)             6
                                                                        --------
                                                                             156
                                                                        --------
   COMPUTER SOFTWARE - 3.0%
   United Microelectronics Corp. ADR (a)           Tw           13           158
                                                                        --------

TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - 13.3%
   AIR TRANSPORTATION - 0.9%
   China Unicom Ltd.....................           HK           22            49
                                                                        --------

   COMMUNICATION SERVICES - 6.2%
   China Mobile Ltd. (a)(b).............           HK           33           215
   Korea Telecom Corp. ADR..............           Ko            3           109
                                                                        --------
                                                                             324
                                                                        --------
   GAS SERVICES - 4.6%
   Hong Kong & China Gas Co., Ltd.......           HK          193           242
                                                                        --------

   SANITARY SERVICES - 0.5%
   Sanix, Inc...........................           Ja          (c)            29
                                                                        --------

   TELECOMMUNICATIONS - 1.1%
   Nippon Telegraph & Telephone Corp....           Ja          (c)            59
                                                                        --------

WHOLESALE TRADE - 9.1%
   DURABLE GOODS
   Huaneng Power International, Inc. ...          HK           214            90
   Johnson Electric Holdings Ltd. ......          HK            48           103
   Li & Fung Ltd. ......................          HK           120           253
   Softbank Corp........................          Ja           (c)            38
                                                                        --------
                                                                             484
                                                                        --------
================================================================================
TOTAL COMMON STOCKS (cost of $3,607)(d).                                   5,152
                                                                        --------
OTHER ASSETS & LIABILITIES, NET  - 2.7%.                                     145
                                                                        --------
NET ASSETS - 100%.......................                                 $ 5,297
                                                                        ========
================================================================================

See notes to investment portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Rounds to less than one.
(d) Cost for federal income tax purposes is $3,681.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000 this security represents 1.0% of net assets.

SUMMARY OF SECURITIES
BY COUNTRY                       COUNTRY        VALUE   % OF TOTAL
----------                       -------     --------    ---------
Hong Kong                           HK         $2,508         48.7
Japan                               Ja          1,739         33.8
Singapore                           Si            502          9.7
Korea                               Ko            214          4.1
Taiwan                              Tw            158          3.1
Australia                           Au             31          0.6
                                             --------     --------
                                               $5,152        100.0
                                             --------     --------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                  ACRONYM                          NAME
                 --------                         ------
                    ADR                 American Depositary Receipt
                    GDS                  Global Depositary Shares


See notes to financial statements.

STEIN ROE ASIA PACIFIC FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $3,607)...............                       $ 5,152
Cash including foreign currencies (cost $148)....          $  148
Receivable for:
   Investments sold..............................              36
   Dividends.....................................              11
   Expense reimbursement due from Advisor/Administrator        27           222
                                                         --------      --------
     Total Assets................................                         5,374

LIABILITIES
Accrued:
   Management fee................................               3
   Bookkeeping fee...............................               3
   Transfer agent fee............................               1
Other............................................              70
                                                         --------
     Total Liabilities...........................                            77
                                                                       --------
   NET ASSETS....................................                       $ 5,297
                                                                       ========

Net asset value & redemption price per share ($5,297/316)               $ 16.76
                                                                       --------
COMPOSITION OF NET ASSETS
Capital paid in..................................                       $ 3,569
Overdistributed net investment income............                           (77)
Accumulated net realized gain....................                           261
Net unrealized appreciation (depreciation) on:
   Investments...................................                         1,545
   Foreign currency transactions.................                            (1)
                                                                       --------
                                                                        $ 5,297
                                                                       ========




See notes to financial statements.

STEIN ROE ASIA PACIFIC FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000
(in thousands)

INVESTMENT INCOME
Dividends........................................                         $  78
Interest.........................................                             1
                                                                       --------
   Total Investment Income (net of nonreclaimable
     foreign taxes withheld at source which
     amounted to $4).............................                            79

EXPENSES
Management fee...................................          $   48
Administration fee...............................               8
Transfer agent fee...............................              11
Bookkeeping fee..................................              25
Trustees fee.....................................              10
Custodian fee....................................              13
Audit fee........................................              18
Legal fee........................................               3
Reports to shareholders..........................              25
Registration fee.................................              30
Other............................................               6
                                                         --------
                                                              197
   Fees and expenses waived or borne by the
   Advisor/Administrator.........................             (91)
   Custodian credits earned......................              (6)          100
                                                         --------      --------
   Net Investment Loss...........................                           (21)
                                                                       --------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
   Investments...................................             293
   Foreign currency transactions.................              (a)
                                                         --------
Net Realized Gain................................                           293
Net change in unrealized appreciation/depreciation
  during the period on:
   Investments...................................             246
   Foreign currency transactions.................              (2)
                                                         --------
Net Change in Unrealized Appreciation/Depreciation                          244
                                                                       --------
Net Gain.........................................                           537
                                                                       --------
Increase in Net Assets from Operations...........                        $  516
                                                                       ========
(a) Rounds to less than one.

See notes to financial statements.

STEIN ROE ASIA PACIFIC FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

                                                        YEAR ENDED   PERIOD ENDED
                                                       SEPTEMBER 30, SEPTEMBER 30,
                                                           2000         1999 (A)
                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss).....................           $ (21)           $  3
Net realized gain................................             293             203
Net change in unrealized appreciation/depreciation            244           1,300
                                                         --------        --------
   Net Increase from Operations..................             516           1,506
                                                         --------        --------

Distributions:
From net investment income.......................            (194)             --
From net realized gains..........................            (201)             --
                                                         --------        --------
                                                              121           1,506
                                                         --------        --------
Fund Share Transactions:
Receipts for shares sold.........................             793           2,500
Value of distributions reinvested................             395              --
Cost of shares repurchased.......................             (18)             --
                                                         --------        --------

Net Increase from Fund Share
   Transactions..................................           1,170           2,500
                                                         --------        --------
     Total Increase..............................           1,291           4,006

NET ASSETS
Beginning of period..............................           4,006              --
                                                         --------        --------
End of period (net of overdistributed and including
   accumulated net investment income of $77 and
   $40, respectively)............................         $ 5,297         $ 4,006
                                                         --------        --------


NUMBER OF FUND SHARES
Sold.............................................              45             250
Issued for distributions reinvested..............              22              --
Repurchased......................................              (1)             --
                                                         --------        --------
   Net increase in fund shares...................              66             250
Shares outstanding at beginning of period........             250              --
                                                         --------        --------
Shares outstanding at end of period..............             316             250
                                                         ========        ========

(a) The Fund commenced investment operations on October 19, 1998.






See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES
ORGANIZATION: Stein Roe Asia Pacific Fund (the Fund), a series of Liberty-Stein Roe Funds Investment Trust, (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek growth of capital by investing in the common stocks and equity-related securities of medium to large capitalization growth companies located in Asia and the Pacific Basin. The Fund may issue an unlimited number of shares.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.
   SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.
Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
identification method for both financial statement and federal income tax purposes.
   FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
   DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclass ifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.
   FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
   The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.
   FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at pre deter mined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts.
All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
   OTHER: Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION
PAID TO AFFILIATES
MANAGEMENT FEE: Stein Roe & Farnham Inc. (the Advisor) is the investment
Advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets. Newport Fund Management, Inc. has been engaged as sub-advisor to provide investment advisory services to the Fund, subject to overall management by the Advisor.
   ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average net assets.
   BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.
   TRANSFER AGENT: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.
   EXPENSE LIMITS: The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.
   OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
   INVESTMENT ACTIVITY: During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $2,191,428 and $1,412,961, respectively. Unrealized appreciation (depreciation) at September 30, 2000, based on cost of investments

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
   for both financial statement and federal income tax purposes was:

Gross unrealized
  appreciation             $1,744,495
Gross unrealized
  depreciation               (273,492)
                            ---------
Net unrealized
  appreciation             $1,471,003
                            =========
   OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.
   The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
--------------------------------------------------------------------------------
NOTE 4.  LINE OF CREDIT
The Liberty-Stein Roe Funds Investment Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.
--------------------------------------------------------------------------------
NOTE 5.  OTHER RELATED PARTY TRANSACTIONS
At September 30, 2000, Liberty Financial Companies, Inc. owned 86.2% of the Fund's outstanding shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STEIN ROE ASIA PACIFIC FUND

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:

                                                     YEAR ENDED    PERIOD ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        2000         1999 (B)
                                                     -----------    -----------
NET ASSET VALUE - BEGINNING OF PERIOD..........       $ 16.030       $ 10.000
                                                      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(c)............         (0.077)         0.011
Net realized and unrealized gain...............          2.388          6.019
                                                      --------       --------
   Total from Investment Operations............          2.311          6.030
                                                      --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.....................         (0.776)            --
From net realized gains........................         (0.805)            --
                                                      --------       --------
Total Distributions Declared to Shareholders...         (1.581)            --
                                                      --------       --------
Net Asset Value -  End of Period...............       $ 16.760       $ 16.030
                                                      ========       ========

Total return (d)(e)............................          13.97%         60.30%(f)
                                                      --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)...................................           2.00%          2.00%(h)
Net investment income (loss) (g)...............          (0.43)%         0.10%(h)
Fees and expenses waived or borne by the
   Advisor/Administrator (g)...................           1.80%          2.05%(h)
Portfolio turnover ............................             29%            31%(f)
Net assets at end of period (000)..............        $ 5,297        $ 4,006

(a) Net of fees and expenses waived or borne by the
    Advisor/Administrator which amounted to:           $ 0.324        $ 0.232
(b) The Fund commenced investment operations on October 19, 1998.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.12% and 0.05% for the year ended September 30, 2000 and for the period ended September 30, 1999, respectively.
(h) Annualized.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
For the fiscal year ended September 30, 2000, the Fund designates long term capital gains of $281,696.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Trustees of Liberty-Stein Roe
    Funds Investment Trust and
    Shareholders of Stein Roe Asia
    Pacific Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Asia Pacific Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Joseph R. Palombo
Chairman of the Board of Trustees
  Executive Vice President and Director,
  Colonial Management Associates
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Joseph R. Palombo, Executive Vice President


 AGENTS AND ADVISORS
 Stein Roe & Farnham Incorporated
 Investment Advisor
 Newport Pacific Management Inc.
 Subadvisor
 State Street Bank and Trust Company
 Custodian
 Liberty Funds Services, Inc.
 Transfer Agent
 Bell, Boyd & Lloyd
 Legal Counsel to the Fund
 PricewaterhouseCoopers LLP
 Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund

INTERNATIONAL FUNDS
Asia Pacific Fund
International Fund
Small Cap Tiger Fund

--------------------------------------------------------------------------------
                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                                   Boston, MA
                                   02205-8900
                               Financial Advisors
                               call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.


                                                 S22-02/208D-0900(11/00) 00/2131